UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2023

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii
(Address of principal executive offices)
96813
(Zip Code)

(808) 544-0500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On January 24, 2023 Central Pacific Financial Corp. (the “Company”) adopted a 2023 Annual Executive Incentive Plan (the “Plan”) under which annual incentive compensation programs are established for employees at the level of Executive Vice President and above. Annual incentive compensation awards under the Plan are determined at the end of each fiscal year based upon the Company’s performance during the fiscal year in the following performance measures: (a) corporate performance objectives, (b) business unit objectives, and (c) individual objectives. The Company’s Compensation Committee selects the employees who are eligible to participate in the program for each fiscal year and establishes performance objectives in writing at the beginning of the fiscal year. At the beginning of each fiscal year, the Compensation Committee establishes threshold, target and maximum levels of performance for each objective, the weight each performance objective is to be accorded for each participant, and the payout each participant is to receive for each level of performance. The Compensation Committee determines the amount of any payments to be made under the awards based upon the extent to which the applicable performance objectives are achieved during the fiscal year. Award payments are made on or before March 15 following the end of the fiscal year, after audited financial statements are available. A participant must remain actively employed by the Company on the last day of the fiscal year and through the date that award payments for such fiscal year are made in order to be eligible to receive any payment under the Plan. The foregoing description is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibits
10.1	2023 Annual Executive Incentive Plan
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: February 15, 2023	/s/ Glenn K.C. Ching
Glenn K.C. Ching
Executive Vice President, Chief Legal Officer and Corporate Secretary